Exhibit 10.1

THIS CONSULTING AGREEMENT is effective as of the 12th day of March, 2014.

BETWEEN:

          LIFE STEM GENETICS INC., with an office at 433 North Camden Drive, Suite 400, Beverly Hills, California 90210.

          (the "COMPANY")

AND:

          VINO PADAYACHEE with an address at 819 Bayview Crescent, Saskatoon, Saskatchewan S7V 1B7.

          ("PADAYACHEE")

This Agreement contains the terms and conditions of the appointment and service of Padayachee, an independent contractor, as a Director and Chairman of the Board of Directors of the Company (the "BOARD OF DIRECTORS"). Padayachee agrees to serve as a Director and Chairman of the Board of Directors for a term of five years commencing on March 12, 2014 (the "COMMENCEMENT DATE") and ending on March 12, 2019 (the "TERM") at the appointment of the Board of Directors and (re-)election by shareholders of the Company, unless this Agreement is terminated or the Term is extended in accordance with the provisions of this Agreement.

1. DEFINITIONS

In this Agreement:

     (a) "AFFILIATE" means a company that is affiliated with the Company, and for the purposes of this Agreement, one company is affiliated with another company if one of them is a subsidiary of the other, or both are subsidiaries of the same company, or each of them is controlled by the same Person.

     (b) "AGREEMENT" means this agreement and schedules attached to this agreement, as amended or supplemented from time to time.

     (c) "APPROVED BY THE COMPANY" or words of similar import means approved by an authorized representative of the Company other than Padayachee. (d) "BOARD" means the board of directors of the Company.

     (e) "BUSINESS OF THE COMPANY" means (i) the business of the Company; (ii) the provision of related consulting services; and (iii) any other material business carried on from time to time by the Company.

     (f)  "CAUSE" means:

          (i) any willful failure by Padayachee in the performance of any of the duties under this Agreement;
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          (ii) conviction  of  a  crime   (indictable   level  or  penalized  by
               incarceration or a lesser crime involving moral turpitude), or any act involving money or other property involving the Company that would constitute a crime in the jurisdiction involved by Padayachee;

          (iii)any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against the Company or customer of the Company;

          (iv) the use of illegal drugs or the habitual and disabling use of alcohol or drugs;

          (v) any material breach of any of the terms of this Agreement which remains uncured after the expiration of one month following the delivery of written notice of such breach to Padayachee by the Company;

          (vi) any act which is materially injurious to the Business of the Company; and

          (vii)failure of Padayachee to devote adequate time to the Business of the Company, or conduct by Padayachee amounting to insubordination or inattention to, or substandard performance of duties and responsibilities of Padayachee under this Agreement, which remains uncured after the expiration of one month following the delivery of written notice of such failure or conduct to Padayachee by the Company.

     (g) "COMPANY" means Life Stem Genetics Inc., a corporation incorporated under the Nevada Revised Statutes.

     (h) "CONFIDENTIAL INFORMATION" means all confidential or proprietary facts, data, techniques, material and other information relating to the Business of the Company or the Company's scientific interests which may before or after the Commencement Date be disclosed to Padayachee by the Company or which may otherwise come within knowledge of Padayachee or which may be developed by Padayachee in the course of service of Padayachee with the Company or from any other Confidential Information. Confidential Information includes, without limiting the generality of the foregoing, trade secrets, know-how, concepts, techniques, processes, designs, cost data, software programs, formulas, developmental or experimental work, work in progress, information concerning business opportunities, including all ventures considered by the Company whether or not pursued, customer information, including customer names, addresses, markets and knowledge of the Company's contracts with its customers and financial information, including costs, sales, income, profits, salaries and wages.

     (i) "INTELLECTUAL PROPERTY RIGHTS" means all rights in respect of intellectual property including without limitation, all patent, industrial design, integrated circuit topography, know-how, trade secret, privacy and trade-mark rights and copyright, to the extent those rights may subsist anywhere in the universe.

     (j) "PERSON" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency or entity however designated or constituted.

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     (k)  "TERMINATION DATE" means and will be deemed to have occurred:

          i. in the case of the resignation of Padayachee, on the date that Padayachee provide written notice of the intention of Padayachee to the Company; and

          ii. in the case of the termination of Padayachee, on the date that the Company delivers notice of termination of the services of Padayachee as a Director and Chairman of the Board of the Company under this Agreement (the "SERVICE").

     (l) "WORKS" means copyrightable works of authorship including, without limitation, any technical descriptions for products, user guides, illustrations, advertising materials, computer programs (including the contents of read only memories) and any contribution to such materials.

2. SERVICE

The terms of the Service of Padayachee will be as follows:

     (a) POSITION AND RESPONSIBILITIES: Padayachee will serve the Company in the position of a Director and Chairman of the Board of Directors as an independent contractor. Padayachee will perform or fulfill the duties and responsibilities customary to a Director and Chairman of the Board of the Company. Padayachee will also perform or fulfill the duties and responsibilities that the Board may prescribe from time to time or that are incidental to the position, subject to the constating documents of the Company and the Nevada Revised Statutes. Padayachee will provide the Board with such information regarding the affairs of the Company as it may require, and at all times Padayachee will conform to the reasonable instructions and directions of the Board. Further, Padayachee will serve as a Director and Chief Executive Officer of a subsidiary of the Company that is to be incorporated in Canada. The Padayachee acknowledges it is an independent contractor, not an employee, and as such is solely responsible for the payment or remittance of all deductions, taxes and assessments relating to this engagement, and agrees to save the Company harmless from, and indemnify the Company for, any and all liability therefrom.

     (b) SCOPE OF DUTIES: During the Term, Padayachee will devote as much time, attention and abilities as necessary during normal business hours to the duties hereby granted and accepted, and Padayachee will give the Company the full benefit of the knowledge, expertise, technical skill and ingenuity of Padayachee.

     (c) COMPENSATION: The Company will compensate Padayachee with Shares (the "COMPENSATION") payable in 1,000,000 unregistered restricted common shares of the Company (the "SHARES") as consulting fees per year during the Term. The 1,000,000 Shares to be issued to Padayachee under this Agreement per year shall vest and be issued to Padayachee at the start of each year of the Agreement. The first 1,000,000 Shares due as compenstion under the agreement will be issued within 14 days of the Effective Date of the Agreement. PADAYACHEE SHall not be entitled to any Shares under this Agreement unless PadayacheE HAS COMPLEted Schedule "A" attached herein and Schedule "A" has remained true and correct as OF THE date of issuance of such Shares.

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          Padayachee hereby  acknowledges  that upon the issuance  thereof,  and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

                 "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

                 NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
                 REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

          Padayachee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

     (d) THE SHARES: If the Agreement is terminated prior to the Term or extension thereof, any of the Shares that Padayachee is entitled to receive in respect of such period shall be pro-rated to the day of termination. Padayachee acknowledges and agrees that all other Shares that have not vested and been issued will be subject to cancellation in the event that this Agreement is terminated for any reason, and that the Company's obligation to issue the balance of the Shares which have not been fully vested and issued will terminate immediately upon early termination of this Agreement.

          No fractional Shares will be issued but Padayachee will be entitled to receive one whole Share if, but for this section, Padayachee would otherwise be entitled to receive a fractional Share.

          The Padayachee acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to Padayachee or proposed transferee. Padayachee acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

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     (e)  DIRECTOR:  During the Term of this Agreement or any extension thereof,
          Padayachee will act as a Director and Chairman of the Board of Directors if so elected or appointed and subject to the constating
          documents   of  the   Company   and  the  Nevada   Revised   Statutes.
          Notwithstanding  the  foregoing,   nothing  in  this  Agreement  binds
          Padayachee to act as a Director and Chairman of the Board of Directors. Subject to section 5 of this Agreement, Padayachee may resign as a Director and Chairman of the Board of Directors, at the sole discretion of Padayachee.

     (f) EXPENSES: The Company will reimburse Padayachee, subject to the prior approval by Board of Directors, for all reasonable out-of-pocket expenses actually and properly incurred by Padayachee in connection with duties and the Service of Padayachee under this Agreement provided that Padayachee furnish statements and vouchers for all such expenses to the Company.

     (g) LOCATION: Padayachee will work on site at the offices of the Company, or at such other places as the Company may from time to time reasonably direct.

     (h) EXTENSION OF TERM: If the Company does not, on or before the date that is six months prior to the end of the Term of this Agreement or any extension thereof, provide Padayachee with written notice that the Company does not wish to extend the Term of this Agreement for an additional one year period, the Term of this Agreement will subject to the consent of Padayachee, be deemed to be extended for an additional one year period on the same terms and conditions as provided for under this Agreement.

3. ASSIGNMENT OF INTEREST IN INVENTIONS

As consideration for the Service with the Company, Padayachee covenants and agrees as follows:

     (a)  DISCLOSURE:  Padayachee  will make prompt and full  disclosure  to the
          Company of any work, know-how, biological material, research, discovery, invention, development, production, process or improvement relating to the Business of the Company produced, created, conceived, made, improved upon or participated in by Padayachee, solely or jointly, in the course of or relating to the Service (the "INVENTIONS"). Padayachee will keep and maintain adequate and current written records of all Inventions and make such records available to the Company at all times. All records are and will remain the sole property of the Company.

     (b) ASSIGNMENT: The Company will hold all Intellectual Property Rights in respect of the Inventions for the exclusive benefit of the Company and Padayachee will not claim or apply for registration or challenge the Company's registration of, any such Intellectual Property Rights. Padayachee's acceptance of the terms of this Agreement constitutes the absolute, unconditional and irrevocable assignment, transfer and conveyance of all past, present and future right, title, benefit and interest in and to all Intellectual Property Rights of Padayachee in respect of the Inventions. Padayachee hereby waive in favour of the Company all claims of any nature whatsoever that Padayachee now have or hereafter may have for infringement of any Intellectual Property Rights for the Inventions so assigned to the Company. To the extent that copyright may subsist in the Inventions, Padayachee hereby waive all past, present and future moral rights Padayachee may have.

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     (c)  INTELLECTUAL  PROPERTY  PROTECTION:  The  Inventions  and all  related
          Intellectual Property Rights will be the absolute and exclusive property of the Company. The Company may apply for patent, copyright or other intellectual property protection in the Company's name or, where such procedure is proper, in the name of Padayachee, anywhere in the world. Padayachee will, at the Company's request, execute all documents and do all such acts and things considered necessary by the Company to obtain, confirm or enforce any Intellectual Property Rights in respect of the Inventions. If the Company requires but is unable to secure the signature of Padayachee for any such purpose in a timely manner, Padayachee hereby appoint any duly authorized officer or agent of the Company (the "ATTORNEY") to be the attorney of Padayachee, to act for Padayachee and on the behalf of Padayachee and stead to execute and deliver any such documents and instruments and to do all other lawfully permitted acts, matters and things to carry out the intent of this provision, with the same legal force and effect as if executed or done by Padayachee.

     (d) COPYRIGHTS IN WORKS: Any works created by Padayachee in the course of the duties of Padayachee with the Company are subject to Section 13(3) of the COPYRIGHT ACT (Canada) and to the "work for hire" provisions of sections 101 and 201 of the United States Copyright Law, Title 17 of the United States Code. All right, title and interest to copyrights in all Works that have been or will be prepared by Padayachee within the scope of the Service will be the property of the Company. Padayachee acknowledge and agree that, to the extent the provisions of the COPYRIGHT ACT (Canada) or the copyright laws of the United States do not vest in the Company the copyrights to any Works, Padayachee hereby irrevocably assign to the Company all right, title and interest to copyrights which Padayachee may have in any Works. Padayachee will disclose to the Company all Works, will execute and deliver all applications, registrations and documents relating to the copyrights in the Works and will provide assistance to secure the Company's title to the copyrights in the Works. The company will be responsible for all expenses incurred in connection with the registration of all copyrights. Padayachee hereby waive any moral rights which Padayachee may have under the COPYRIGHT ACT (Canada) or similar legislation anywhere in the world or otherwise with respect to the Works. 4. OBLIGATIONS OF SERVICE

Padayachee further covenants and agrees as follows:

     (a) PERFORMANCE AND DUTY TO THE COMPANY: Throughout the service of Padayachee under this Agreement, Padayachee will faithfully serve the Company and use all reasonable endeavours to promote the interests of the Company. Padayachee will act honestly, in good faith and in the best interests of the Company. Padayachee will adhere to all applicable policies of the Company.

     (b) BUSINESS OF THE COMPANY: Padayachee will not, during the Service, engage in any business, enterprise or activity that is contrary to or detracts from the due performance of the Business of the Company.

     (c) CONFIDENTIALITY: Padayachee will retain all Confidential Information developed, utilized or received by the Company in the strictest confidence and will not disclose or permit the disclosure of Confidential Information in any manner other than in the course of the Service with and for the benefit of the Company or as required by law

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          or a regulatory authority having jurisdiction. Padayachee will not use
          Confidential Information for the personal benefit of Padayachee or permit it to be used for the benefit of any Person other than the Company, either during the Service or thereafter. Padayachee will take
          all   reasonable   precautions  to  prevent  any  Person  from  having
          unauthorized access to Confidential Information or use of it. In particular, Padayachee will not copy, modify or part with any Confidential Information, in whole or in part, except with the written approval of the Company or as may be required to carry out the duties of Padayachee under this Agreement. All copies of Confidential Information, and all documents and electronic or other records which now or hereafter may contain Confidential Information, are and will remain the exclusive and absolute property of the Company. Padayachee agrees to hold all confidential or proprietary information received by the Company from a third party to which the Company owes an obligation of Confidentiality in the strictest confidence and that Padayachee will not use such information for the benefit of anyone other than the Company or the third party without the prior written consent of the Company.

     (d) EXCEPTIONS: Any obligations specified in subsection 4(c) hereof will not apply to the following:

          (i)  any information that is presently in the public domain;

          (ii) any information that subsequently becomes part of the public domain through no fault of Padayachee;

          (iii)any information obtained by Padayachee from a third party with a valid right to disclose it, provided that said third party is not under a confidentiality obligation to the Company and the Company is not under a confidentiality obligation to said third party; or

          (iv) any information that was independently developed by Padayachee or was otherwise in the lawful possession of Padayachee prior to receipt from the Company, other than through prior disclosure by the Company, as evidenced by the business records of Padayachee.

     (e) RESTRICTIONS: Padayachee agree to comply with all of the restrictions set forth below at all times during the Service and for a period of one year after the Termination Date:

          (i) Padayachee will not, either directly or indirectly, on its own behalf or on behalf of others, solicit, divert, or attempt to solicit or divert any business opportunity of and from the Company;

          (ii) Padayachee will not, either directly or indirectly, on its own behalf or on behalf of others, solicit, divert or hire away, or attempt to solicit, divert, or hire away, any independent contractor of or any person employed by the Company or persuade or attempt to persuade any such individual to terminate his or her contract or employment with the Company; and

          (iii)Padayachee will not directly or indirectly impair or seek to impair any relationship that the Company has with its employees,

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               customers,  suppliers,  agents or other  parties  with  which the
               Company does business or has contractual relations.

     (f) NO PERSON BENEFIT: Padayachee will not receive or accept for its own benefits, either directly or indirectly, any commission, rebate, discount, gratuity or profit from any Person having or proposing to have one or more business transactions with the Company, without the prior approval of the Board.

     (g) CUSTOMER CONTACTS: During the Service, Padayachee will communicate and channel to the Company all knowledge, business and customer contacts and any other information that could concern or be in any way beneficial to the Business of the Company. Any such information communicated to the Company as aforesaid will be and remain the property of the Company notwithstanding the subsequent termination of the Service.

     (h)  RETURN  OF  COMPANY   PROPERTY:   Upon  termination  of  the  Service,
          Padayachee will promptly return to the Company all Company property including all written information, tapes, discs or memory devices and copies thereof, and any other material on any medium in the possession or control of Padayachee pertaining to the Business of the Company, without retaining any copies or records of any Confidential Information whatsoever. Padayachee will also return any keys, pass cards, identification cards or other property belonging to the Company.

     (i) REPUTATION: At all times during the Service and thereafter, Padayachee will not directly or indirectly impair or seek to impair the reputation of the Company.

     (j) PRIOR EMPLOYERS: The Company is not contracting Padayachee, as an independent contractor, to obtain the confidential information or business opportunities of any prior employer and Padayachee are hereby requested and directed by the Company to comply with any obligations to any prior employer.

5. TERMINATION

If for any reason Padayachee or the Company should wish to terminate this Agreement prior to the expiry of the Term or any extension thereof, Padayachee or the Company will provide the other party with 30 days' prior written notice of such intention.

6. AGREEMENT VOLUNTARY AND EQUITABLE

The parties agree that they each have carefully considered and understand the terms of the Service contained in this Agreement, that the terms are mutually fair and equitable, and that they each have executed this Agreement voluntarily and of their own free will.

7. IRREPARABLE HARM

Padayachee acknowledge and agree that any breach of section 3, subsections 4(c), 4(e), 4(h) or 4(i) of this Agreement by Padayachee will cause irreparable harm to the Company and in addition to all of the remedies available to the Company by law, the Company will be entitled to equitable relief including without limitation, injunctive relief to ensure the compliance of Padayachee with section 3 and subsections 4(c), 4(e), 4(h), and 4(i) of this Agreement.

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8. ASSIGNMENT AND ENUREMENT

Padayachee may not assign this Agreement, any part of this Agreement or any of the rights of Padayachee under this Agreement without the prior written consent of the Company. This Agreement enures to the benefit of and is binding upon Padayachee and the Company and the respective heirs, executors, administrators, successors and permitted assigns of Padayachee.

9. SEVERABILITY

If any provision or portion of this Agreement is determined to be invalid or unenforceable for any reason, then that provision or portion will be severed from this Agreement. The rest of this Agreement will remain in full force and effect.

10. ENTIRE AGREEMENT

This Agreement contains the whole agreement between Padayachee and the Company with respect to the Service, and there are no representations, warranties, collateral terms or conditions, express or implied, other than as set forth in this Agreement. This Agreement supersedes any written or oral agreement or understanding between Padayachee and the Company. No change or modification of this Agreement will be valid unless it is in written and initialed by all parties.

11. NOTICE

Any notice required or permitted to be given hereunder must be in written and will be sufficiently given or made if delivered or sent by registered mail to the address of the parties set out on page 1 hereof. Any notice so given will be deemed to have been given and to have been received on the day of delivery if it is a business day and otherwise on the next succeeding business day or, if mailed, on the third business day following the mailing thereof (excluding each day during which there exists any interruption of postal services due to strike, lockout or other cause). Addresses for notice may be changed by given notice in accordance with this section.

12. NON-WAIVER

No failure or delay by Padayachee or the Company in exercising any power or right under this Agreement will operate as a waiver of such power or right. Any consent or waiver by Padayachee or by the Company to any breach or default under this Agreement will be effective only in the specific instance and for the specific purpose for which it was given.

13. SURVIVAL OF TERMS

The Provisions of sections 1, 3, 5 and 7 and of subsections 4(c), 4(e), 4(g), 4(h) and 4(i) of this Agreement will survive the termination of the Service and this Agreement.

14. PERSONAL INFORMATION

Padayachee's personal information may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, and (c) any of the other parties interested in this Agreement, including legal counsel, and may be included in record books in connection with this Agreement. By executing this Agreement, Padayachee is deemed to be consenting to the foregoing collection, use and disclosure of Padayachee's personal information (and, if applicable, the personal information of those on

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
whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.

15. FURTHER ASSISTANCE

The parties will execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

16. TIME

Time is of the essence of this Agreement.

17. GOVERNING LAWS

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. Each party attorns to the exclusive jurisdiction of courts of competent jurisdiction in the State of Nevada.

18. INDEPENDENT LEGAL ADVICE

Padayachee   acknowledges  that  he  has  been  given  an  opportunity  to  seek independent legal advice with respect to the terms of this Agreement prior to its execution and have been advised to do so by the Company or having been advised to obtain independent legal advice and having elected not to do so and that Padayachee understand the terms and rights and obligations under this Agreement.

19. COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LIFE STEM GENETICS INC.

By:
   --------------------------------
Name:  Gloria Simov
Title: Director and President

Witnessed by:                         )
                                      )
-----------------------------------   )    -------------------------------------
                                      )    VINO PADAYACHEE
-----------------------------------   )
                                      )
-----------------------------------   )
Address                               )
                                      )
-----------------------------------   )

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
                                  SCHEDULE "A"

                     DECLARATION OF REGULATION S ELIGIBILITY

Regulation  S  of  the  United  States   Securities  Act  of  1933,  as  amended

("SECURITIES ACT") is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to LIFE STEM GENETICS INC. (the "COMPANY") to ensure the Company is in compliance with the Securities Act in connection with the proposed acquisition of securities of the Company (the "SECURITIES") by the Shareholder (as defined below). All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the Company or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

I, Vino Padayachee (the "SHAREHOLDER"), HEREBY AFFIRM AND DECLARE THAT:

1. The Shareholder is not a "US Person," as such term is defined in Rule 902(k) of Regulation S which, without restricting the generality of such definition, includes

     (a)  a natural person resident in the United States,

     (b) a partnership or corporation organized or incorporated under the laws of the United States,

     (c)  an estate of which any executor or administrator is a U.S. Person,

     (d)  a trust of which any trustee is a U.S. Person,

     (e) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person,

     (f) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and

     (g)  a partnership or corporation if

          (i)  organized  or   incorporated   under  the  laws  of  any  foreign
               jurisdiction, and

          (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by `Accredited Investors' who are not natural persons, estates or trusts..

2. The Shareholder is not purchasing the Securities for the benefit of a US Person.

3. The Shareholder is not purchasing the Securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. The Shareholder is not purchasing the Securities in its capacity as trustee for a U.S.-based trust.

5. The Shareholder is not purchasing the securities in its capacity as an executor or administrator of the estate of a U.S. resident.

6. The Shareholder is not a U.S. resident purchasing the Securities through a brokerage account located outside of the United States of America, nor is it using a non-U.S. brokerage account to purchase the Securities for the benefit of individuals or corporate entities resident within the United States of America.

7. The Shareholder is not purchasing the Securities as part of a transaction or series of transactions that, although in technical compliance with the provisions of Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

8. The Shareholder is purchasing the Securities as an investment and not with a view towards resale.

9. It has been called to the Shareholder's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to its benefit. The economic benefit from an investment in the Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor in the Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Securities. The Shareholder's advisor(s), if any, and the Shareholder have carefully reviewed and understand the risk of, and other considerations relating to, an investment in the securities.

10. The Shareholder is able to bear the economic risks of this investment, is able to hold the Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

11. The Company has answered all inquiries that the Shareholder has made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Securities.

12.  The Shareholder will offer, sell or otherwise  transfer the Securities only
     (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any offer, sale or transfer pursuant to clauses
     (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

13. To the Shareholder's knowledge, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the securities. To the Shareholder's knowledge, without having made any independent investigation, the securities were not offered to it through, and the Shareholder is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

14. The Shareholder is permitted to purchase the Securities under the laws of its home jurisdiction.

15. The Shareholder has been independently advised as to the applicable holding period imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Securities in such jurisdiction and is aware of the risks and other characteristics of the Securities and of the fact that holders of such Securities may not be able to resell such Securities except in accordance with applicable securities legislation and regulatory policy.

16. The Shareholder understands that if it knowingly and willingly makes false statements as to eligibility to purchase or resell securities under Regulation S, it may become subject to civil and criminal proceedings being taken by the United States Securities and Exchange Commission.

17. The Shareholder has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Shareholder understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the securities under the Securities Act, and the provisions of relevant state securities laws.

DATED: March 12, 2014

Witnessed by:                         )
                                      )
-----------------------------------   )    -------------------------------------
                                      )    VINO PADAYACHEE
-----------------------------------   )
                                      )
-----------------------------------   )
Address                               )
                                      )
-----------------------------------   )

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